Exhibit 99.2American Airlines Group Inc. SECOND-QUARTER 2026 FINANCIAL RESULTS July 23, 2026

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward- looking statements. These risks and uncertainties include, but are not limited to, downturns in economic conditions could adversely affect our business; we will need to obtain sufficient financing or other capital to operate successfully; our high level of debt and other obligations may limit our ability to fund general corporate requirements and obtain additional financing, may limit our flexibility in responding to competitive developments and may cause our business to be vulnerable to adverse economic and industry conditions; if our financial condition worsens, provisions in our credit card processing and other commercial agreements may adversely affect our liquidity; the loss of key personnel whom we depend on to operate our business, or the inability to attract, develop and retain additional qualified personnel could adversely affect our business; our business has been and will continue to be materially affected by many changing economic, geopolitical, commercial, regulatory and other conditions beyond our control, including global events that affect travel behavior; the airline industry is intensely competitive and dynamic; union disputes, employee strikes and other labor-related disruptions may adversely affect our operations and financial performance; if we encounter problems with any of our third-party regional operators or third-party service providers, our operations could be adversely affected by a resulting decline in revenue or negative public perception about our services; any damage to our reputation or brand image could adversely affect our business or financial results; risks of losses and adverse publicity from any public incidents involving our company, people or brand; changes to our business model that are designed to increase revenues and reduce costs may not be successful and may cause operational difficulties or decreased demand; our intellectual property rights, particularly our branding rights, are valuable, and any inability to protect them may adversely affect our business and financial results; we may be a party to litigation in the normal course of business or otherwise, which could affect our financial position and liquidity; we rely heavily on technology and automated systems, including artificial intelligence, to operate our business, and any failures could harm our business, results of operations and financial condition; evolving data privacy requirements could increase our costs, and any significant cybersecurity incident could disrupt our operations, harm our reputation, expose us to legal risks and otherwise materially adversely affect our business, results of operations and financial condition; we are exposed to risks from cyberattacks, and any cybersecurity incidents involving us, our third-party service providers, or one of our AAdvantage partners or other business partners; we have a significant amount of goodwill, which is assessed for impairment at least annually. We may never realize the full value of our intangible or long-lived assets, causing us to record material impairment charges; the commercial relationships that we have with other companies, including any related equity investments, may not produce the returns or results we expect; our business is very dependent on the price and availability of aircraft fuel. Continued periods of high volatility in fuel costs, increased fuel prices or significant disruptions in the supply of aircraft fuel could have a significant negative impact on consumer demand, our operating results and liquidity; our business is subject to extensive government regulation; we can be adversely affected by any prolonged partial or full U.S. Government shutdown; we operate a global business with international operations that are subject to economic and political instability and have been, and in the future may continue to be, adversely affected by numerous events, circumstances or government actions beyond our control; we may be adversely affected by conflicts overseas, terrorist attacks or other acts of violence, domestically or abroad; the travel industry continues to face ongoing security concerns; we are subject to risks associated with climate change, including increased regulation of our greenhouse gas emissions, changing consumer preferences and the potential for increased impacts of severe weather events on our operations and infrastructure; we are subject to various risks associated with environmental and social matters, and many forms of environmental and noise regulation; a shortage of pilots or other personnel could materially adversely affect our business; we depend on a limited number of suppliers for aircraft, aircraft engines and parts. Delays in scheduled aircraft deliveries, unexpected grounding of aircraft or aircraft engines whether by regulators or by us, or other loss of anticipated fleet capacity, and failure of new aircraft to receive regulatory approval, be produced or otherwise perform as and when expected, adversely impacts our business, results of operations and financial condition; we rely on third-party distribution channels and must effectively manage the costs, rights and functionality of these channels; if we are unable to obtain and maintain adequate facilities and infrastructure throughout our system and, at some airports, adequate slots, we may be unable to operate our existing flight schedule and to expand or change our route network in the future; interruptions or disruptions in service at one of our key facilities; increases in insurance costs or reductions in insurance coverage, and heavy taxation of the airline industry; risks related to ownership of AAG common stock; and other risks set forth herein as well as in the company’s latest annual report on Form 10-K for the year ended December 31, 2025 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations) and subsequent quarterly reports on Form 10-Q (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Forward-looking statements 2

Second-quarter 2026 results • Record quarterly revenue of $16.7 billion, up 16.3% year over year. • On a GAAP basis, second-quarter net earnings per diluted share of $0.11. • Excluding net special items1, second-quarter net earnings per diluted share of $0.15. 1. See GAAP to non-GAAP reconciliation at the end of this presentation. Adjusted earnings (loss) per diluted share guidance excludes the impact of net special items and represents an absolute number, not a year over year comparison. The company is unable to reconcile certain forward-looking information to GAAP as the nature or amount of net special items cannot be determined at this time. 3

Four pillars driving American’s revenue upside Elevate the Customer Experience Lead in Loyalty Grow the Global Network Drive Premium Revenue 4

Elevate the customer experience 5 Expand premium offerings Strengthen reliability − Continued rollout of new premium Flagship Suite® seats on the Boeing 787-9s and Airbus A321XLRs, with plans to extend across the 777 fleet. − Expanding and upgrading Admirals Club® and premium lounges in JFK and DFW, further developing the industry's largest premium lounge network. − Announced plans to install Starlink, the most advanced high-speed Wi-Fi, to the fleet beginning in 2027. − Improvement of 7% in American Customer Satisfaction Index survey, one of the strongest industry improvements. − Second quarter Net Promoter Score (NPS) improved by 5 points year over year. − NPS for on-time flights increased for the 15th time in the past 17 months. Source: Internal data.

Caracas, Venezuela Grow the global network 6 Expanded international destinations Enhanced connectivity Source: Internal data. − Reinforced DFW and PHL as leading trans-Atlantic gateways with new nonstop routes to Budapest and Prague and increased flying to Athens. − Further strengthened our Latin America network by becoming the first U.S. carrier to resume service to Venezuela, with flights to Caracas and Maracaibo. Prague, Czech Republic Budapest, Hungary Maracaibo, Venezuela − Rebanking DFW reduced system customer misconnections in the second quarter by nearly 25% year over year and increased customer satisfaction scores. − DFW unit revenue outperformed the system average by ~4 points during the quarter.

Drive premium revenue 7 Source: Internal data. − Managed corporate revenue increased 26% year over year. − Premium unit revenue outperformed Main Cabin by more than 4 points in the second quarter. − Continued to increase upsell through changes to product attributes.

Lead in loyalty 8 Source: Internal data − Second-quarter AAdvantage® enrollments increased over 30% year over year, exceeding the record growth achieved in the first quarter. − Exclusive redemption experiences like FIFA World Cup 26 TM . Expanding loyalty ecosystem − Second-quarter card spend increased 8% year over year, demonstrating sustained engagement across the portfolio. − Best airline loyalty program redemption value. Loyalty driving value creation Industry-leading loyalty program continues to evolve and offers exclusive benefits

Outlook 1. All adjusted earnings (loss) per diluted share guidance excludes the impact of net special items and is a non-GAAP measure. The guidance for EPS reflects an absolute number and is not a year over year comparison. The company is unable to reconcile certain forward-looking information to GAAP, as the nature or amount of net special items cannot be determined at this time. 2. Includes guidance on certain non-GAAP measures, which exclude, among other things, net special items. Cost per available seat mile (CASM) excluding net special items, fuel and profit sharing is a non-GAAP measure. Q3 2026E (vs. Q3 2025) Total capacity (ASMs) +3.0% to +5.0% Total revenue +16.0% to +19.0% CASM excluding net special items, fuel and profit sharing2 +2.5% to +4.5% Adjusted earnings (loss) per diluted share1 ($0.70) to ($0.10) FY 2026E (vs. 2025) Adjusted earnings (loss) per diluted share1 ($0.65) to $0.65 • The third-quarter 2026 outlook is based on the forward fuel curve as of July 21 and assumes an average fuel price of ~$3.75 per gallon. • Based on the current revenue outlook and forward fuel curve, the company now expects full-year adjusted earnings (loss) per diluted share1 to be between a loss of ($0.65) to a profit of $0.65, despite a ~$6 billion year-over-year headwind related to higher jet fuel prices. 9

Appendix

GAAP to non-GAAP reconciliation Reconciliation of GAAP Financial Information to Non-GAAP Financial Information American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis. The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures: - Operating Income (GAAP measure) to Operating Income Excluding Net Special Items (non-GAAP measure) - Operating Margin (GAAP measure) to Operating Margin Excluding Net Special Items (non-GAAP measure) - Pre-Tax Income (Loss) (GAAP measure) to Pre-Tax Income (Loss) Excluding Net Special Items (non-GAAP measure) - Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure) - Net Income (Loss) (GAAP measure) to Net Income (Loss) Excluding Net Special Items (non-GAAP measure) - Basic and Diluted Earnings (Loss) Per Share (GAAP measure) to Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items (non-GAAP measure) Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items provides management with an additional tool to understand the Company’s core operating performance. Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items, fuel and profit sharing (non-GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items, fuel and profit sharing. Management uses total operating costs excluding net special items, fuel and profit sharing and CASM excluding net special items, fuel and profit sharing to evaluate the Company's current operating performance and to allow for period-to-period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to- period financial performance. Additionally, the Company excludes profit sharing to allow investors to better understand and analyze its operating cost performance and to provide a more meaningful comparison of its core operating costs to the airline industry. The adjustment to exclude net special items, fuel and profit sharing provides management with an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance. 11

GAAP to non-GAAP reconciliation

Reconciliation of Operating Income Excluding Net Special Items	3 Months Ended June 30, 2026	3 Months Ended June 30, 2025	Percent Decrease	6 Months Ended June 30, 2026	6 Months Ended June 30, 2025	Percent Decrease
	(in millions)			(in millions)		
Operating income as reported	$ 446	$ 1,135		$ 405	$ 864	
Operating net special items:						
Mainline operating special items, net [1]	7	47		21	118	
Operating income excluding net special items	$ 453	$ 1,182	(61.7%)	$ 426	$ 982	(56.6%)
Calculation of Operating Margin						
Operating income as reported	$ 446	$ 1,135		$ 405	$ 864	
Total operating revenues as reported	$ 16,735	$ 14,392		$ 30,647	$ 26,943	
Operating margin	2.7%	7.9%		1.3%	3.2%	
Calculation of Operating Margin Excluding Net Special Items						
Operating income excluding net special items	$ 453	$ 1,182		$ 426	$ 982	
Total operating revenues as reported	$ 16,735	$ 14,392		$ 30,647	$ 26,943	
Operating margin excluding net special items	2.7%	8.2%		1.4%	3.6%	
Reconciliation of Pre-Tax Income (Loss) Excluding Net Special Items						
Pre-tax income (loss) as reported	$ 107	$ 838		$ (369)	$ 189	
Pre-tax net special items:						
Mainline operating special items, net [1]	7	47		21	118	
Nonoperating special items, net [2]	30	(16)		164	32	
Total pre-tax net special items	37	31		185	150	
Pre-tax income (loss) excluding net special items	$ 144	$ 869	(83.5%)	$ (184)	$ 339	nm
Calculation of Pre-Tax Margin						
Pre-tax income (loss) as reported	$ 107	$ 838		$ (369)	$ 189	
Total operating revenues as reported	$ 16,735	$ 14,392		$ 30,647	$ 26,943	
Pre-tax margin	0.6%	5.8%		(1.2%)	0.7%	
Calculation of Pre-Tax Margin Excluding Net Special Items						
Pre-tax income (loss) excluding net special items	$ 144	$ 869		$ (184)	$ 339	
Total operating revenues as reported	$ 16,735	$ 14,392		$ 30,647	$ 26,943	
Pre-tax margin excluding net special items	0.9%	6.0%		(0.6%)	1.3%	

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GAAP to non-GAAP reconciliation

Reconciliation of Net Income (Loss) Excluding Net Special Items	3 Months Ended June 30, 2026	3 Months Ended June 30, 2025	Percent Decrease	6 Months Ended June 30, 2026	6 Months Ended June 30, 2025	Percent Decrease
	(in millions, except share and per share amounts)			(in millions, except share and per share amounts)		
Net income (loss) as reported	$ 71	$ 599		$ (311)	$ 126	
Net special items:						
Total pre-tax net special items [1, 2]	37	31		185	150	
Net tax effect of net special items	(9)	(2)		(42)	(34)	
Net income (loss) excluding net special items	$ 99	$ 628	(84.2%)	$ (168)	$ 242	nm
Reconciliation of Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items						
Net income (loss) excluding net special items	$ 99	$ 628		$ (168)	$ 242	
Shares used for computation (in thousands):						
Basic	662,190	660,127		661,685	659,504	
Diluted	662,613	660,367		661,685	660,523	
Earnings (loss) per share excluding net special items:						
Basic	$ 0.15	$ 0.95		$ (0.25)	$ 0.37	
Diluted	$ 0.15	$ 0.95		$ (0.25)	$ 0.37	
Reconciliation of Total Operating Costs per ASM Excluding Net Special Items, Fuel and Profit Sharing						
Total operating expenses as reported	$ 16,289	$ 13,257		$ 30,242	$ 26,079	
Operating net special items:						
Mainline operating special items, net [1]	(7)	(47)		(21)	(118)	
Total operating expenses excluding net special items	16,282	13,210		30,221	25,961	
Aircraft fuel and related taxes	(4,881)	(2,663)		(7,809)	(5,250)	
Total operating expenses excluding net special items and fuel	11,401	10,547		22,412	20,711	
Profit sharing	-	(41)		-	(41)	
Total operating expenses excluding net special items, fuel and profit sharing	$ 11,401	$ 10,506		$ 22,412	$ 20,670	
	(in cents)			(in cents)		
Total operating expenses per ASM as reported	19.90	17.08		19.66	17.68	
Operating net special items per ASM:						
Mainline operating special items, net [1]	(0.01)	(0.06)		(0.01)	(0.08)	
Total operating expenses per ASM excluding net special items	19.89	17.02		19.64	17.60	
Aircraft fuel and related taxes per ASM	(5.96)	(3.43)		(5.08)	(3.56)	
Total operating expenses per ASM excluding net special items and fuel	13.93	13.59		14.57	14.04	
Profit sharing per ASM	-	(0.05)		-	(0.03)	
Total operating expenses per ASM excluding net special items, fuel and profit sharing	13.93	13.53		14.57	14.01	

Note: Amounts may not recalculate due to rounding.

FOOTNOTES:

(1) The 2025 second quarter mainline operating special items, net principally included adjustments to litigation reserves. The 2025 six month period mainline operating special items, net principally included a one-time charge resulting from adjustments to vacation accruals due to pay rate increases effective January 1, 2025, following the ratification of the contract extension in the fourth quarter of 2024 with the Company's mainline maintenance and fleet service team members and an adjustment to litigation reserves.

(2) Principally included mark-to-market net unrealized gains and losses associated with certain equity investments as well as charges associated with debt refinancings and extinguishments.

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